Exhibit (32)

STATEMENT OF CHIEF EXECUTIVE OFFICER UNDER 18 U.S.C. § 1350

I, Gordon L. Jones, President and Chief Executive Officer of Clearwater Paper Corporation (the “Company”), certify pursuant to section 1350 of Chapter 63 of Title 18 of the United States Code that, to my knowledge:

(1)	the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ GORDON L. JONES
Gordon L. Jones
President and
Chief Executive Officer
November 2, 2009

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

STATEMENT OF CHIEF FINANCIAL OFFICER UNDER 18 U.S.C. § 1350

I, Linda K. Massman, Vice President, Finance and Chief Financial Officer of Clearwater Paper Corporation (the “Company”), certify pursuant to section 1350 of Chapter 63 of Title 18 of the United States Code that, to my knowledge:

(1)	the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ LINDA K. MASSMAN
Linda K. Massman
Vice President, Finance and Chief Financial Officer November 2, 2009

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.